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     S E C U R I T I E S   A N D   E X C H A N G E   C O M M I S S I O N

                           WASHINGTON, D.C.  20549


                                 FORM 8 - K


   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



COMMISSION FILE NO. 0-18866                    DATE OF REPORT: JANUARY 2, 1998
                                               (Date of earliest reported event)



                     FIRST NATIONAL ENTERTAINMENT CORP.
      (EXACT NAME OF SMALL BUSINESS ISSUER AS SPECIFIED IN ITS CHARTER)



           COLORADO                                           93-1004651
-------------------------------                               ----------
(STATE OR OTHER JURISDICTION OF                            (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)                             IDENTIFICATION NO.)



         600 ENTERPRISE DRIVE, SUITE 109, OAK BROOK, ILLINOIS  60523
         -----------------------------------------------------------
                  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                               (630) 573-8209
                               --------------
                       (REGISTRANT'S TELEPHONE NUMBER)



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Item 2.  Acquisition or Disposition of Assets

On January 2, 1998 the board of directors of First National Entertainment Corp.
(FNAT) approved the agreement of December, 1997 which transferred its First National Environmental Technologies, Inc. (FNET) subsidiary to a group of European investors headed by Mr. Jurg Mullhaupt.

FNET is using a business plan which furnishes trenchless pipe repair equipment to franchisees for a monthly fee. Additional revenue is generated through an exclusive arrangement providing liner material used in the repairs and marketing services. Initial sales are targeted for Northern Europe and the USA.

Due to the significant amount of cash required to equip the franchisees with state of the art equipment it was determined the funding necessary for this start up operation was beyond FNAT's current strategic plan. The Company will take a one time charge of approximately $44,000 of organization costs.

The Separation agreement encompasses the rescission of the issuance of all FNAT common stock, warrants, and commission shares, negates the terms and conditions of the original contract while granting the new owners use of the corporate name. For monies extended, FNAT received a promissory note in the amount of $290,000 at 15% interest. Twelve equal payments begin 5/1/98. The note is fully secured by the common stock of FNET and its Swiss and German subsidiaries.

First National Entertainment Corp. will continue to identify and recruit appropriate numbers of companies for acquisition which meet our stratagem.


Item 5 - Other Events

Upon the advice of its recently hired entertainment industry consultant, the Board has approved a charge of $500,000 to reflect a final writedown of the capitalized costs associated with the movie Happily Ever After.


Item 6 - Resignation of Registrant's Directors

Jurg Mullhaupt, resigned as a member of the board of directors of First National Entertainment Corp. (FNAT), on December 17, 1997 accepted by the board on January 2, 1998.

Attached is exhibit 1, resignation letter of Jurg Mullhaupt, fully executed on January 2, 1998.


Item 8 - Change in Fiscal Year

The Board has approved a Resolution changing the fiscal year end of First National Entertainment Corp. to December 31st from June 30th. This shift will more accurately reflect the Company's current business cycle.



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EXHIBITS

1. Resignation letter of Jurg Mullhaupt, dated December 17, 1997.












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Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       First National Entertainment Corp.
                                       Registrant



January 2, 1998                        /s/ Charles E. Nootens
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Date                                   Signature

                                       Charles E. Nootens
                                       Chairman